Exhibit 99.3

                                    EXHIBIT B

                                   Resignation

The undersigned hereby resigns from the LaserSight Board of Directors and from serving, in all capacities, on any committee of the LaserSight Board of Directors.

      /s/ David J. Pieroni
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David Pieroni

Dated: June 12, 2003